UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

MEDICSIGHT, INC

(Exact name of registrant as specified in its charter)

Delaware	13-4148725
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

46 Berkeley Square, London, W1J 5AT, United Kingdom

(Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered
Common Stock, par value $0.001 per share	American Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☐

Item 1.  Description of Registrant’s Securities to be Registered

Common Stock, par value $0.001 per share.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: December 14, 2005	MEDICSIGHT, INC

	By:	/s/ Paul Gothard
	Name:	Paul Gothard
	Title:	Chief Financial Officer